SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 25, 2003

Date of Report

(Date of earliest event reported)

FISHER COMMUNICATIONS, INC.

(Exact Name of Registrant as Specified in Charter)

Washington	000-22439	91-0222175
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

100 Fourth Avenue N., Suite 440, Seattle, Washington 98109

(Address of Principal Executive Offices, including Zip Code)

(206) 404-7000

(Registrant’s Telephone Number, Including Area Code)

1525 One Union Square, 600 University Street, Seattle, Washington, 98101-3185

(Former Name or Former Address, if Changed Since Last Report)

Item 5.	Other Events

On August 25, 2003, Fisher Communications, Inc. (the “Company”) issued a press release announcing that it has received a notice of potential delisting from the Nasdaq National Market. A copy of the press release is attached hereto as Exhibit 99.1.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

99.1	Press Release of Fisher Communications, Inc. issued August 25, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FISHER COMMUNICATIONS, INC.

Dated: August 26, 2003	By:	/s/ DAVID D. HILLARD
David D. Hillard Senior Vice President Chief Financial Officer

Exhibit Index

99.1	Press Release issued August 25, 2003.